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                                                                   Exhibit 99.46
GE CAPITAL MORTGAGE SERVICES, INC.

JANUARY 1997

AMENDED MONTHLY STATEMENT

REMIC Multi-Class Pass-Through Certificates

Series 1996-17

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $   42.39776363             Class 2-A1 ....   $  130.52299151
Class 1-A2 ....   $   42.39776372             Class 2-A2 ....   $   38.31315141
Class 1-A3 ....   $   37.88894238             Class 2-A3 ....   $    0.00000000
Class 1-A5 ....   $    0.00000000             Class 2-A4 ....   $    0.00000000
Class 1-A6 ....   $    0.00000000             Class 2-A5 ....   $    2.94322259
Class 1-A7 ....   $    0.00000000             Class 2-PO ....   $    4.11658597
Class 1-A8 ....   $    0.00000000             Class 2-M .....   $    2.94322436
Class 1-A9 ....   $    0.00000000             Class 2-B1 ....   $    2.94321795
Class 1-M .....   $    0.61375499             Class 2-B2 ....   $    2.94322115
Class 1-B1 ....   $    0.61375499             Class 2-B3 ....   $    2.94323718
Class 1-B2 ....   $    0.61375397             Class 2-B4 ....   $    2.94320513
Class 1-B3 ....   $    0.61375139             Class 2-B5 ....   $    2.94321855
Class 1-B4 ....   $    0.61375000
Class 1-B5 ....   $    0.61377016
Class 1-R .....   $ 1000.00000000
Class 1-RL ....   $ 1000.00000000

          Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled
          Principal Balances of Defaulted Mortgage Loans,
          Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
          Date):

Class 1-A1 ....   $   41.45216879             Class 2-A1 ....   $  116.36827309
Class 1-A2 ....   $   41.45216887             Class 2-A2 ....   $   34.15823691
Class 1-A3 ....   $   37.04390751             Class 2-A3 ....   $    0.00000000
Class 1-A5 ....   $    0.00000000             Class 2-A4 ....   $    0.00000000
Class 1-A6 ....   $    0.00000000             Class 2-A5 ....   $    2.62404138
Class 1-A7 ....   $    0.00000000             Class 2-PO ....   $    3.67015799

Class 1-A8 ....   $    0.00000000             Class 2-B1 ....   $    0.00000000
Class 1-A9 ....   $    0.00000000             Class 2-B2 ....   $    0.00000000

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Class 1-M .....   $    0.00000000             Class 2-B3 ....   $    0.00000000
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
Class 1-B3 ....   $    0.00000000
Class 1-B4 ....   $    0.00000000
Class 1-B5 ....   $    0.00000000
Class 1-R .....   $  977.69705846
Class 1-RL ....   $  977.69705846

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.83333333           7.00000000%
                    Class 1-A2 ....      $    6.45833353           7.75000000%
                    Class 1-A3 ....      $    4.97916679           5.97500000%
                    Class 1-A4 ....      $    2.52083345           3.02500000%
                    Class 1-A5 ....      $    5.83333333           7.00000000%
                    Class 1-A6 ....      $    6.45833354           7.75000000%
                    Class 1-A7 ....      $    6.45833333           7.75000000%
                    Class 1-A8 ....      $    6.45833349           7.75000000%
                    Class 1-A9 ....      $    6.45833300           7.75000000%
                    Class 1-S .....      $    0.33158336           0.39790000%
                    Class 1-M .....      $    6.45833222           7.75000000%
                    Class 1-B1 ....      $    6.45833222           7.75000000%
                    Class 1-B2 ....      $    6.45833409           7.75000000%
                    Class 1-B3 ....      $    6.45833518           7.75000000%
                    Class 1-B4 ....      $    6.45833333           7.75000000%
                    Class 1-B5 ....      $    6.45832857           7.75000000%
                    Class 1-R .....      $    6.50000000           7.75000000%
                    Class 1-RL ....      $    6.50000000           7.75000000%
                    Class 2-A1 ....      $    6.04166681           7.25000000%
                    Class 2-A2 ....      $    6.04166683           7.25000000%
                    Class 2-A3 ....      $    6.04166661           7.25000000%
                    Class 2-A4 ....      $    6.04166682           7.25000000%
                    Class 2-A5 ....      $    6.04166645           7.25000000%
                    Class 2-S .....      $    0.45354296           0.57801642%
                    Class 2-M .....      $    6.04166667           7.25000000%
                    Class 2-B1 ....      $    6.04166667           7.25000000%
                    Class 2-B2 ....      $    6.04166667           7.25000000%
                    Class 2-B3 ....      $    6.04166667           7.25000000%
                    Class 2-B4 ....      $    6.04166667           7.25000000%
                    Class 2-B5 ....      $    6.04166037           7.25000000%

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     iii) The amount of servicing compensation    Pool 1               Pool 2
          received by the Company during the
          month preceding the month of

          distribution: .............          16,027.51              11,232.83

(b) The amounts below are for the aggregate of all certificates.

     iv)  The Pool Scheduled Principal Balances:
          Number of Mortgage Loans:      $195,022,318.47        $101,262,873.88
                                                     681                    315

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                       Aggregate Principal    Single Certificate
                                             Balance               Balance
                    Class 1-A1 ....      $ 58,662,713.00               957.60
                    Class 1-A2 ....      $ 24,065,501.80               957.60
                    Class 1-A3 ....      $ 39,571,627.80               962.11
                    Class 1-A4 ....      $ 39,571,627.80               962.11
                    Class 1-A5 ....      $  7,290,000.00             1,000.00
                    Class 1-A6 ....      $ 16,400,000.00             1,000.00
                    Class 1-A7 ....      $ 18,000,000.00             1,000.00
                    Class 1-A8 ....      $ 10,525,000.00             1,000.00
                    Class 1-A9 ....      $ 10,000,000.00             1,000.00
                    Class 1-S .....      $195,022,318.47               973.89
                    Class 1-M .....      $  3,002,156.28               999.39
                    Class 1-B1 ....      $  3,002,156.28               999.39
                    Class 1-B2 ....      $  2,201,647.90               999.39
                    Class 1-B3 ....      $    900,447.01               999.39
                    Class 1-B4 ....      $    599,631.75               999.39
                    Class 1-B5 ....      $    801,436.65               999.39
                    Class 1-R .....      $          0.00                 0.00
                    Class 1-RL ....      $          0.00                 0.00
                    Class 2-A1 ....      $ 10,344,167.97               869.48
                    Class 2-A2 ....      $ 28,651,536.28               961.69
                    Class 2-A3 ....      $ 28,633,000.00             1,000.00
                    Class 2-A4 ....      $ 22,054,000.00             1,000.00
                    Class 2-A5 ....      $  7,502,852.25               997.06
                    Class 2-S .....      $ 95,213,297.73               972.39
                    Class 2-PO ....      $    188,632.08               995.88
                    Class 2-M .....      $  1,555,408.57               997.06
                    Class 2-B1 ....      $    777,704.29               997.06
                    Class 2-B2 ....      $    622,163.43               997.06
                    Class 2-B3 ....      $    311,081.71               997.06
                    Class 2-B4 ....      $    155,540.86               997.06
                    Class 2-B5 ....      $    466,786.44               997.06

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     vi)  The following pertains to any real estate acquired

          on behalf of                              Pool 1           Pool 2
          Certificateholders:
          Book Value ......................   $          0.00   $          0.00
          Unpaid Principal Balance ........   $          0.00   $          0.00

          The aggregate number of Mortgage Loans included in
          the Principal Balance set forth
          above ...........................   $          0.00   $          0.00

     vii) Aggregate number and aggregate Principal Balances
          of delinquent Mortgage Loans, as of the opening of
          business on the related Determination Date,
                                                     Loans     Principal Balance
          Pool 1...........................
          *(1) *30-59 days ................                 8   $  2,205,604.17
          (2) 60-89 days ..................                 0   $          0.00
          (3) 90 days or more .............                 0   $          0.00
          (4) in foreclosure ..............                 0   $          0.00

          Pool 2...........................
          *(1) 30-59 days .................                 1   $    412,140.29
          (2) 60-89 days ..................                 0   $          0.00
          (3) 90 days or more .............                 0   $          0.00
          (4) in foreclosure ..............                 0   $          0.00

    viii) The aggregate number of replaced Mortgage loans
          and Scheduled Principal Balance:
          Pool 1 ..........................                 0   $          0.00
          Pool 2 ..........................                 0   $          0.00

     ix)  The aggregate number of modified Mortgage loans
          and Principal Balance:
          Pool 1 ..........................                 0   $          0.00
          Pool 2 ..........................                 0   $          0.00

     x)   Certificate Interest Rate of:
              Class 1-A3 Certificates: ....        5.975000%
              Class 1-A4 Certificates: ....        3.025000%
              Class 1-S Certificates: .....        0.397900%
              Class 2-S Certificates: .....        0.578016%

                                                         Pool 1       Pool 2
     xi)  Senior Percentage                           94.74960200%  96.24269500%
     xii) Group I Senior Percentage                   84.49992100%  88.99332700%
    xiii) Group II Senior Percentage                  10.24968100%   7.24936800%
     xiv) Senior Prepayment Percentage               100.00000000% 100.00000000%
     xv)  Group I Senior Prepayment Percentage       100.00000000% 100.00000000%
     xvi) Group II Senior Prepayment Percentage        0.00000000%   0.00000000%
    xvii) Group I Scheduled Distribution Percentage   94.74960200%          N/A
    viii) Group II Scheduled Distribution Percentage   0.00000000%          N/A

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     xviv) Junior Percentage                           5.25039800%   3.75730500%

     xvx) Junior Prepayment Percentage                 0.00000000%   0.00000000%


* It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.